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                                                                    Exhibit 10.2

                               SECOND AMENDMENT TO
                     CHANGE OF CONTROL EMPLOYMENT AGREEMENT

      This Second Amendment to the Change of Control Employment Agreement dated as of July 31, 2001 (the "Change of Control Employment Agreement") between Belden Inc. (now, Belden CDT Inc. or the "Company") and C. Baker Cunningham (as amended by the First Amendment to Change of Control Employment Agreement dated as of June 28, 2004) is entered into as of May 17, 2005.

1. The circumstances surrounding the Executive's announced retirement constitute Good Reason and, accordingly, upon his leaving the Company, the Executive will be entitled to receive the benefits under this Agreement in accordance with
Section 8 (Termination Giving Rise to a Termination Payment).

2. Capitalized terms used herein, unless otherwise defined herein, have the meaning ascribed to such terms in the Change of Control Employment Agreement and, except as expressly provided herein all provision of the Change of Control Employment Agreement (as amended by the First Amendment) shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date and year first above written.

                                            BELDEN CDT INC.

                                            By: /s/ Kevin L. Bloomfield
                                                --------------------------------
                                                Kevin L. Bloomfield

                                            Executive: /s/ C. Baker Cunningham
                                                       -------------------------
                                                       C. Baker Cunningham